COMMON STOCK

NUMBER 2842

Full House Resorts, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 359678 10 9

THIS CERTIFIES that

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $.0001 EACH OF THE COMMON STOCK OF

Full House Resorts, Inc.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by said owner in person or by his duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended, (copies of which are on file with the Transfer Agent), to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this certificate hereby assents.

This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

FULL HOUSE RESORTS, INC. CORPORATE SEAL 1987 DELAWARE

SECRETARY

PRESIDENT

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.) TRANSFER AGENT
BY
AUTHORIZED SIGNATURE

Full House Resorts, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

_______________________________________ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.